UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:	July 28, 2008
(Date of earliest event reported)	July 22, 2008

Multimedia Games, Inc.

(Exact name of Registrant as Specified in its Charter)

001-14551

(Commission File Number)

Texas	74-2611034
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

206 Wild Basin Rd., Bldg. B, Suite 400, Austin, Texas	78746 (Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (512) 334-7500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On July 22, 2008, the Compensation Committee of the Board of Directors (the “Committee”) of Multimedia Games, Inc. (the “Company”) approved an amendment to the Company’s 2008 Employment Inducement Award Plan (the “Plan”) to increase the maximum aggregate number of shares that may be issued thereunder by 500,000 shares to a total of 1,800,000 shares. The purpose of the Plan is to advance the interests of the Company by providing a means through which the Company may attract, retain and reward persons performing services for the Company and to motivate such persons to contribute to the growth and profitability of the Company by providing inducement awards in the form of options, stock appreciation rights, restricted stock purchase rights, restricted stock bonuses, restricted stock units, performance shares, performance units, deferred compensation awards, cash-based and other stock-based awards. The awards may be granted to new employees where the grant of such awards is an inducement material to the employee’s entering into employment with the Company in accordance with Nasdaq Marketplace Rule 4350(i)(1)(iv).

Pursuant to the Plan, on July 22, 2008, the Company granted Virginia Shanks an option to purchase 250,000 shares of the Company’s common stock in connection with Ms. Shanks appointment as the Company’s Chief Marketing Officer. The option is effective as of July 22, 2008, with an exercise price of $3.90, which was the fair market value of the Company’s common stock on the date of the grant. One-sixteenth (1/16) of the option vests on October 22, 2008, with the remaining portion of the option vesting one-sixteenth (1/16) quarterly until fully vested. The vesting commencement date of the option is July 22, 2008. Unless earlier terminated pursuant to its terms, the option will expire on July 21, 2015.

Item 8.01. Other Events

On July 28, 2008, the Company issued a press release announcing the appointment of Ms. Shanks as Chief Marketing Officer. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of Multimedia Games, Inc., dated July 28, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTIMEDIA GAMES, INC.

Dated: July 28, 2008	By:	/s/ Randy S. Cieslewicz
Randy S. Cieslewicz Chief Financial Officer (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Multimedia Games, Inc., dated July 28, 2008